UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to

Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ] Definitive Information Statement

INDUSTRIAL SERVICES OF AMERICA, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[  ] No fee required.

[X] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

            (1)        Title of each class of securities to which transaction applies:

$.005 par value common stock

            (2)        Aggregate number of securities to which transaction applies:

500,000 shares

(3)        Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$6.13, determined by using the average of the best bid ($5.62) and best ask ($6.64) prices on July 15, 2009, as quoted on the NASDAQ Small Cap Market, and pursuant to Rule 0-11(a)(4) and (c)(1)

            (4)        Proposed maximum aggregate value of transaction:

                        $3,065,000

            (5)        Total fee paid:

                        $171.03

[  ] Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)        Amount Previously Paid:

            (2)        Form, Schedule or Registration Statement No.:

            (3)        Filing Party:

            (4)        Date Filed:

INDUSTRIAL SERVICES OF AMERICA, INC.

7100 Grade Lane

Louisville, KY  40213

502-368-1661

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY.

To Our Stockholders:

We are furnishing this information statement on or about July ___, 2009 to stockholders of record as of July 13, 2009 of Industrial Services of America, Inc., a Florida corporation to advise our stockholders of a certain action we are taking without a meeting upon the written consent of the holders of a majority of the outstanding shares of our common stock.

On July 16, 2009, we received a written consent in lieu of a meeting of stockholders from the holders of a majority of the outstanding shares of our common stock, in connection with the following corporate action:

--          approval of and consent to the transactions contemplated by the agreement and plan of share exchange by and among Harry Kletter Family Limited Partnership, 7124 Grade Lane LLC and us, and the agreement and plan of share exchange by and among Harry Kletter Family Limited Partnership, 7200 Grade Lane LLC and us, and in particular the exchange by us of 500,000 newly issued unregistered shares (as currently contemplated by the exchange agreements), without registration rights, of our $.005 par value common stock for all outstanding membership interests in 7124 Grade Lane LLC and 7200 Grade Lane LLC currently owned by Harry Kletter Family Limited Partnership.

Harry Kletter, his spouse and affiliates, owned in the aggregate as of the record date greater than 41% of our outstanding voting common stock.

We have undertaken this transaction due to the strategic location of the properties at 7124 Grade Lane and 7200 Grade Lane, Louisville, Kentucky, owned respectively by 7124 Grade Lane LLC and 7200 Grade Lane LLC, which we believe are necessary for the growth of our operations.  We have invested approximately $10 million in a shredder that commenced operations in June, 2009, which is partially located on the 7124 Grade Lane tract.  We plan to move our alloys division from 3409 Camp Ground Road, Louisville, Kentucky, to 7200 Grade Lane to create greater synergies with our other recycling operations.  Without ownership of these properties, an internal memorandum estimates $30,000 in monthly rental will be due to the limited liability companies if we do not acquire ownership of the real estate.  Currently, the limited liability companies are not charging us rent but are expected to commence doing so if this transaction fails to close.  We have chosen to use our common stock as the consideration for the transaction in order to preserve our cash due to growing business and demands on working capital.

This corporate action will not become effective until at least twenty (20) calendar days after mailing this information statement to stockholders of record on July 13, 2009.

Our audit committee, comprised solely of independent directors, and our board of directors, exclusive of Harry Kletter, voted on July 13, 2009, to recommend approval of the transactions to be voted upon by the stockholders by means of a written consent of stockholders.  Because of the relationship between Harry Kletter and us, NASDAQ rules required the approval of our stockholders for the transactions described in this information statement.  In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the proposal as early as possible, we determined to obtain approval by written consent and to not hold a special meeting.  Section 607.0704 of the Florida Business Corporation Act permits actions to be taken by written consent in lieu of a special meeting of stockholders, without a meeting, without prior notice and without a vote if the actions taken by the holders of outstanding voting stock having not less than a minimum number of votes that would be necessary to authorize such action at a meeting at which shares entitled to vote were present and voted.  Our Articles of Incorporation do not prohibit written stockholder consent without a meeting.  Also in accordance with the Florida Business Corporation Act, we are providing notice of this corporate action to our stockholders through delivery of this information statement.

Sincerely,

/s/ Michael P. Shannonhouse
Michael P. Shannonhouse
Recording Secretary of the Board of Directors

INDUSTRIAL SERVICES OF AMERICA, INC.

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ACTION, DEFINED BELOW, HAS ALREADY BEEN APPROVED BY WRITTEN CONSENT OF THE STOCKHOLDERS OWNING A MAJORITY OF THE OUTSTANDING SHARES OF OUR COMMON STOCK.  A VOTE OF THE REMAINING STOCKHOLDERS IS NOT NECESSARY.

This information statement contains a summary of the material aspects of the action approved by the audit committee of our board of directors and by the board of directors, without the participation of Harry Kletter, and the holders of the majority of our outstanding common stock.

You are being provided with this information statement pursuant to Section 14C of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the actions set forth below will not become effective until at least twenty (20) calendar days after the transmission of this information statement.

APPROVED CORPORATE ACTION

CORPORATE ACTION - approval of transactions contemplated by exchange agreements to reflect the exchange of 500,000 unregistered shares of our common stock, without registration rights, subject to possible adjustment, for all  membership interests in two limited liability companies currently indirectly owned by our chairman and chief executive officer

The audit committee of our board of directors, comprised of independent directors, and our board of directors, exclusive of Harry Kletter, our chairman and chief executive officer and the indirect owner of the membership interests in the limited liability companies that we are purchasing and the subject of this information statement, and the holders of a majority of our outstanding common stock have adopted and approved resolutions to approve and consent to transactions contemplated by the exchange agreements in the forms attached hereto as Appendix A and Appendix B to give effect to:

--          The exchange by us of 500,000 of our newly issued shares as contemplated currently by the agreement and plan of share exchange by and among Harry Kletter Family Limited Partnership, 7124 Grade Lane LLC and us, and the agreement and plan of share exchange by and among Harry Kletter Family Limited Partnership, 7200 Grade Lane LLC and us, for all outstanding membership interests in 7124 Grade Lane LLC and 7200 Grade Lane LLC, currently owned by Harry Kletter Family Limited Partnership

Discussion of Exchange:

Summary of exchange agreements.

With the exception of a different limited liability company, a description of the real property owned by that limited liability company and the number of shares that we are offering to exchange for the membership interests in that limited liability company, the exchange agreements are the same.  Consequently, the discussion of the exchange agreements in this information statement applies to each exchange agreement.

In one exchange agreement 7200 Grade Lane LLC is the party that owns the real estate located at 7200 Grade Lane, Louisville, Jefferson County, Kentucky as its sole asset for which we have offered 367,187 shares of our common stock currently based on a price of $6.40 per share for a purchase price of $2,349,996.80 to Harry Kletter Family Limited Partnership for its membership interest in 7200 Grade Lane LLC.  In the second exchange agreement, 7124 Grade LLC is the party, in lieu of 7200 Grade Lane LLC, that owns the real estate located at 7124 Grade Lane, Louisville, Jefferson County, Kentucky as its sole asset.  We have offered 132,813 shares of our common stock currently based on a price of $6.40 per share for a purchase price of $850,003.20 to the limited partnership for its membership interest in 7124 Grade Lane LLC.

Each exchange agreement is effective as of July 16, 2009 and provides for the exchange of our shares of common stock for the sole membership interest in each of the respective limited liability companies.  If the average price of our common stock during the 30 days immediately prior to closing is less than $3.40 or more than $9.40 per share, we or the limited partnership  have the ability to terminate either exchange agreement by written notice to the other parties.  The closing price of our common stock on the business day immediately preceding the date of this information statement was $6.54 per share.  We plan to issue unregistered shares, which will not have the benefit of registration rights.

In determining the price of $6.40 per share currently for an aggregate consideration currently of $3,200,000, we relied upon two appraisals prepared by Lohan Realty Resources, Inc. in Louisville, Kentucky, a member of the Appraisal Institute, which appraised the real property owned by each of the limited liability companies.  As of the date of the appraisals, July 3, 2009, the property at 7124 Grade Lane owned by 7124 Grade Lane LLC had an "as is" estimated market value of $850,000 while the property located at 7200 Grade Lane owned by 7200 Grade Lane LLC had an "as is" estimated market value of $2,350,000.  Assuming the issuance of 132,813 shares of our common stock for the membership interest in 7124 Grade Lane LLC at $6.40 per share, the purchase price would be $850,003.20 and the purchase price for the membership interest in 7200 Grade Lane LLC would be $2,349,996.80 representing 367,187 shares of our common stock at the price of $6.40 per share.

We have the right to undertake environmental studies related to 7124 Grade Lane and 7200 Grade Lane, among other items, during the inspection period through August 7, 2009, provided for in each exchange agreement.  If we elected to undertake any environmental studies, among other items, the results of which did not satisfy us during the inspection period, we have the right to terminate the applicable exchange agreement during the inspection period.  Currently, we have elected not to undertake any environmental studies.  Under the exchange agreements no environmental studies or indemnifications are being provided by the limited partnership or either limited liability company in connection with the sale of the membership interests to us.  The appraisal for 7200 Grade Lane indicates that the continuing use of the subject site as a scrap processing facility raises environmental concerns.  Each appraisal states that the presence of environmentally hazardous materials may affect the value of that property and further that the value is based upon the property being environmentally unimpaired.

Under each exchange agreement we have released and discharged the limited partnership and its affiliates, agents and advisors and assigns from claims against any of those parties related to 7200 Grade Lane LLC or 7124 Grade Lane LLC, as applicable, that existed on or prior to the closing date, other than any claim arising under each exchange agreement.  In addition to the release and discharge we agree to indemnify and hold the limited partnership harmless from any claims, actions or damages, among other items, arising out of the membership interests except to the extent that we are entitled to indemnification under the applicable exchange agreement, which indemnity from the limited partnership is for violation of any representations and warranties made by the limited partnership or the related limited liability company under that exchange agreement.

Under each exchange agreement, the limited partnership and, where applicable, the related limited liability company have made certain representations and warranties, including,

--          good title to the membership interest in the related limited liability company,

--          the power and authority of each limited partnership and the related limited liability company to enter into the exchange agreement,

--          the due formation and valid existence of each limited liability company,

--          the execution, delivery and performance of the applicable exchange agreement by the limited partnership and the related limited liability company not resulting in,

--          any lien upon the real property owned by the applicable limited liability company,

--          any violation of the charter of the limited partnership or the related limited liability company,

--          the requirement for any consent of any third party,

--          any violation of any law applicable to either the limited partnership or the related limited liability company, or

--          assuming consent of lenders, any material violation or breach of or default under any contract to which the limited partnership or related limited liability company is a party.

Additional representations and warranties of the limited partnership, and where applicable, the related limited liability company are as follows:

--          the applicable limited liability company is not engaged in any business activities other than owning real property and leasing it to us,

--          there is no litigation against either the limited partnership or the related limited liability company that would impede the consummation of the transactions,

--          neither the limited partnership nor the related limited liability company has received written notice of any existing violations of applicable law, including environmental law,

--          the current use of the respective properties does not violate zoning laws,

--          the related limited liability company holds fee simple title to its real property, and no improvements have been made on such real property in the last 120 days,

--          each limited liability company has filed all required tax returns and has no material liabilities in excess of $50,000,

--          the related limited liability company has not executed any leases for all or part of the real property other than as set forth on schedules,

--          each limited liability company has elected to be treated as a corporation for federal income tax purposes, and

--          the limited partnership is acquiring the shares from us for its own account with the present intention of holding them for purposes of investment.

We have made certain representations and warranties including,

--          our due authorization, power and legal right to enter into each exchange agreement,

--          no representations have been made as to the accuracy or completeness of the records by the limited partnership or its representatives except as contained in the applicable exchange agreement,

--          there is no litigation pending or threatened against us that impedes or is likely to impede our ability to consummate the transactions under the applicable exchange agreement, and

--          the shares of our common stock that we issue pursuant to the applicable exchange agreement will be duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights at the time of issuance.

For a period of one year after the date of closing, each exchange agreement limits our ability to liquidate the applicable limited liability company or to merge it into us or into any third party or to otherwise sell or dispose of our interest in the applicable limited liability company.  Further each exchange agreement prohibits us from causing the applicable limited liability company to sell or otherwise dispose of its assets for a period of one year after the date of closing in order to satisfy applicable tax regulations currently applied to the limited liability companies and their current owner, the limited partnership.

Under each exchange agreement, the representations made by the limited partnership survive for a period of one year from the date of closing.  We must file any claim that we would have the right to pursue for a violation of any representations by the limited partnership within that one year period.

The conditions to the closing of the transactions by the limited partnership, under each exchange agreement, are the following:

--          our representations shall be true and accurate in all material respects subject to changes caused by the acts or omissions of the applicable limited liability company or the result of our operations in the normal course of business,

--          we have performed and complied in all material respects with the terms of the applicable exchange agreement,

--          the limited partnership shall have received satisfactory substitution, releases and approvals from lenders as necessary, and

--          the limited partnership shall not have terminated the applicable exchange agreement due to the average price of our common stock during the 30 days immediately prior to closing being less than $3.40 or more than $9.40 per share.

The conditions to the closing of the transactions by us, under each exchange agreement, are the following:

--          the representations of the limited partnership shall be true and accurate in all material respects subject to changes caused by our acts or omissions or the result of the operations of the applicable limited liability company and the related real property in the normal course of business,

--          the limited partnership has performed and complied in all material respects with the terms of the applicable exchange agreement,

--          we shall have delivered or otherwise made available this information statement to our stockholders,

--          we shall not have terminated the applicable exchange agreement either during the inspection period ending August 7, 2009, or due to the average price of our common stock during the 30 days immediately prior to closing being less than $3.40 or more than $9.40 per share, and

--          any lender holding a lien on the applicable real property shall have consented to the transaction.

During the inspection period, in addition to the right to undertake environmental studies discussed above, we have the right to review the records of the limited partnership and records related to the real property during normal business hours upon prior reasonable notice to the limited partnership during the inspection period.  If we are not satisfied with the results of our inspections then we have the right to terminate this agreement during the inspection period that ends August 7, 2009.

We are responsible for all filing and other costs and the fees and expenses of the limited partnership, the limited liability companies and our own costs.

Audit committee, board and stockholder approvals.

NASDAQ requires that we obtain stockholder approval prior to the issuance of our common stock in connection with the acquisition of the membership interests if any director, officer or a substantial shareholder of a listed company has a five percent or greater interest directly or indirectly in the assets of the company to be acquired and the presence or potential issuance of common stock could result in an increase in outstanding common shares of voting power of five percent or more in the NASDAQ listed company.  The issuance of the anticipated 500,000 shares would result in our outstanding voting common stock increasing by 13.2% after the consummation of the transactions.  In addition since Harry Kletter is our chairman and chief executive officer and the general partner of the limited partnership, the sole member of each of the limited liability companies whose interests in the limited liability companies we are proposing to purchase in exchange for approximately 500,000 shares we have required the approval of our stockholders.  We have received that approval through the written consent of a majority of our stockholders, of which Mr. Kletter, his spouse and affiliates have beneficial ownership of greater than 41% of our outstanding voting common stock.

The audit committee, comprised of independent directors, relied upon the appraisals and an internally prepared memorandum that indicated the need for the use of the properties at 7124 Grade Lane and 7200 Grade Lane to support the operation of the recently installed $10 million shredder, a part of which is located on 7124 Grade Lane.  Currently the limited partnership has not charged us for rental for these two parcels.  It is anticipated that the limited partnership will demand rental that the internal memorandum indicates would amount to approximately $30,000 per month in additional rent expense for us for these two properties unless we purchase them through the acquisition of the interests in the limited liability companies.  In addition, 7200 Grade Lane LLC, as successor to the limited partnership, has leased to an unaffiliated third party four acres of land at 7200 Grade Lane for a monthly rental of $6,000 through August 31, 2011.  Consequently if we were not to close these purchases, we could incur a $360,000 increase in rental per annum plus the loss of an additional $72,000 in foregone rent from the third party tenant of the property at 7200 Grade Lane.

The audit committee recommended approval of, and that the board of directors approve, the exchange agreements and the transactions contemplated by the exchange agreements.  As a part of its determination, the audit committee reviewed the terms of each exchange agreement, including the possibility that the purchase price could increase to as much as $9.40 per share, or an additional $1.5 million in expense for the 500,000 unregistered shares, without registration rights, it has offered for the membership interests in the limited liability companies, the appraised values of the properties, including the lack of environmental studies, and the memorandum.  Similarly, the board of directors, without the participation of Mr. Kletter, upon review of the exchange agreements, including the possible adjustments in the purchase price, the appraisals, including the environmental caveats contained therein, and the memorandum, recommended to the stockholders their approval of these transactions.  Finally the stockholders, who are beneficial owners of a majority of the outstanding shares of our common stock, have voted to approve the transactions contemplated by the exchange agreements.  In voting to approve the transactions by written consent, Mr. Kletter, his spouse and affiliates have beneficial ownership of greater than 41% of our outstanding voting common stock.

DISSENTERS' RIGHT OF APPRAISAL

Neither the Florida Business Corporation Act nor our Articles of Incorporation or Bylaws provide for appraisal rights in connection with the corporate action set forth in this information statement.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The record date we established for purposes of determining the number of outstanding shares of common stock for the approval of the corporate action described in this information statement was the close of business on July 13, 2009.  As of the record date, there were 3,786,292 total outstanding shares of our common stock.  The following stockholders, who are the stockholders who signed the written consent for such action on July 16, 2009, owned in the aggregate 1,904,733 shares of our common stock as of the record date, representing in the aggregate 50.31% of all outstanding shares of our common stock, in the individual amounts and percentages set forth below:

--          K&R LLC owned 954,400 shares of our common stock, constituting approximately 25.21% of the total outstanding shares of our common stock as of such date;

--          Roberta Kletter owned 303,000 shares of our common stock, constituting approximately 8.00% of the total outstanding shares of our common stock as of such date;

--          Harry Kletter owned 280,300 shares of our common stock, constituting approximately 7.40% of the total outstanding shares of our common stock as of such date;

--          LUCA Investments, LLC owned 200,000 shares of our common stock, constituting approximately 5.28% of the total outstanding shares of our common stock as of such date;

--          Al Cozzi owned 88,103 shares of our common stock, constituting approximately 2.33% of the total outstanding shares of our common stock as of such date;

--          Brian Donaghy owned 40,000 shares of our common stock, constituting approximately 1.06% of the total outstanding shares of our common stock as of such date;

--          HKFC Foundation owned 23,930 shares of our common stock, constituting approximately 0.63% of the total outstanding shares of our common stock as of such date;

--          Alan Schroering owned 10,000 shares of our common stock, constituting approximately 0.26% of the total outstanding shares of our common stock as of such date;

--          Jim Wiseman owned 5,000 shares of our common stock, constituting approximately 0.13% of the total outstanding shares of our common stock as of such date;

Mr. Kletter, his spouse and affiliates, K&R LLC and HKFC Foundation, each listed above, owned in the aggregate as of the record date greater than 41% of our outstanding voting common stock.

By Order of the Board of Directors

Michael P. Shannonhouse
Recording Secretary of the
Board of Directors

Louisville, KY

July 16, 2009

APPENDIX A

AGREEMENT AND PLAN OF SHARE EXCHANGE

This AGREEMENT AND PLAN OF SHARE EXCHANGE (this "Agreement"), dated as of July 16, 2009 (the "Effective Date"), is made by and between the HARRY KLETTER FAMILY LIMITED PARTNERSHIP, a Kentucky limited partnership ("HKFLP"), 7124 GRADE LANE LLC,  a Kentucky limited liability company (the "Company"), and INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation ("ISA").  HKFLP, the Company, and ISA are referred to herein separately as a "Party" and collectively as the "Parties."

R E C I T A L S

A.         HKFLP owns 100% of the membership units (the "Units") in the Company.

B.         The Company owns real property situated in the City of Louisville, Jefferson County, Commonwealth of Kentucky, commonly known as 7124 Grade Lane and certain fixtures located thereon (collectively, the "Real Property").

C.         ISA's common stock, $.005 par value, ("ISA Common Stock") is traded on the NASDAQ stock exchange.

D.        Harry Kletter serves as general partner of HKFLP, which serves as managing member of the Company, and Harry Kletter also serves as Chairman and Chief Executive Officer of ISA, therefore creating an affiliate relationship.

E.         The Real Property, together with certain real property owned by 7200 Grade Lane LLC, a Kentucky limited liability company, is adjacent to real property owned by ISA and ISA occupies such real property and has placed certain of its strategic assets on such Real Property.  ISA has determined that it would be in its best interest to have control over all such Real Property.

F.         ISA desires to acquire, and HKFLP has determined that it would be in its best interest to transfer, the Units in the Company in exchange for shares of ISA Common Stock, in each case on the terms and conditions contained in this Agreement.  The Company, HKFLP, and ISA intend the exchange to qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

Therefore, in consideration of the premises and the mutual covenants and agreements and additional consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

ARTICLE I

EXCHANGE OF SHARES

1.1       Number of Shares.

(a)        HKFLP agrees to transfer to ISA at the Closing all of HKFLP's right, title, and interest in and to the Units, solely in exchange for 132,813 shares of ISA Common Stock based on a price of $6.40 per share of ISA Common Stock.

(b)        In the event the average ISA Common Stock price reported on the NASDAQ stock exchange during the thirty (30) days immediately prior to Closing is less than $3.40 or more than $9.40, either ISA or HKFLP would have the ability to terminate this Agreement by written notice to the other Parties. Such termination shall be without further liability to any Party, except as provided in Section 6.2.

(c)        HKFLP has received an appraisal of the Real Property prepared by Lohan Realty Resources, Inc. dated July 3, 2009.

1.2       Exchange.  Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 2.1), HKFLP shall surrender to ISA its Units in the Company, and ISA shall direct its transfer agent, Registrar & Transfer Company, to issue certificate(s) of ISA Common Stock to be issued in the exchange in accordance with Section 1.1.  Certificate(s) of ISA Common Stock shall be issued and registered to HKFLP, and shall thereafter be transferable in the same manner as otherwise provided for ISA Common Stock, subject to applicable federal and state securities laws.  HKFLP will not be paid dividend payments, if any, paid by ISA until such time as its Units have been exchanged.

ARTICLE II

CLOSING

2.1       Place of Closing.  Upon the terms and conditions set forth in this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") will take place at the offices of Industrial Services of America, Inc. at 7100 Grade Lane, Louisville, Kentucky, or at such other place as the Parties may mutually agree in writing.

2.2       Date of Closing.  The Closing will take place at 10:00 a.m. local time on the second business day after all of the conditions to the Closing have been satisfied (excluding any such conditions that will be satisfied at the Closing), or at such other time as the Parties may mutually agree in writing.  The date on which the Closing actually occurs is referred to as the "Closing Date."

2.3       Effective Time.  The effective time of the transactions contemplated by this Agreement will be at 12:01 a.m. on the Closing Date, Louisville, Kentucky time (the "Effective Time").

2.4       Deliveries by HKFLP.  At the Closing, HKFLP will deliver (or cause to be delivered) the following to ISA:

(a)        an assignment from HKFLP to ISA of the Units, in substantially the form of Exhibit 2.4, duly executed by HKFLP; and

(b)        all other documents, instruments and writings required or contemplated to be delivered by HKFLP at or prior to the Closing pursuant to this Agreement or otherwise in connection with the transactions contemplated by this Agreement.

2.5       Deliveries by ISA.  At the Closing, ISA will deliver (or cause to be delivered) the following to HKFLP:

(a)        ISA Common Stock in accordance with Section 1.2; and

(b)        All other documents, instruments and writings required or contemplated to be delivered by ISA at or prior to the Closing pursuant to this Agreement or otherwise in connection with the transactions contemplated by this Agreement.

ARTICLE III

ASSUMPTION OF OBLIGATIONS

3.1       Release by ISA of HKFLP.  As of the Closing, ISA hereby releases and discharges HKFLP and its affiliates, agents and advisors, and their respective successors and permitted assigns (collectively, the "Released Parties") from any and all claims, demands, suits, actions, causes of action, contracts, debts, sums of money, commissions, damages and rights whatsoever at law or in equity, now existing or that may hereafter accrue in favor of ISA (each, a "Claim") against any of the Released Parties relating to, arising out of or in connection with any facts or circumstances relating to the Company that existed on or prior to the Closing, whether known or unknown, to ISA, other than any such Claim arising under this Agreement.

3.2       Indemnity by ISA of HKFLP.  ISA shall indemnify, defend and hold harmless HKFLP and each of HKFLP's affiliates, agents, accountants, attorneys and representatives from and against any demand, claim, action, cause of action, damage, liability, loss, cost, debt, deficiency, expense, obligation, tax, assessment, public charge, lawsuit, contract, agreement, and undertaking of any kind or nature, whether known or unknown, fixed, actual, accrued or contingent, liquidated or unliquidated, and whether or not asserted by a third party (including, without limitation, interest, penalties, additional federal, state or local taxes, reasonable attorneys' fees and other costs and expenses incident to any transaction, proceedings or investigations or the defense of any claim, whether or not litigation has commenced) ("Losses") arising out of, resulting from, or relating to or in connection with the Units except to the extent that ISA is entitled to indemnification pursuant to Section 3.4.

3.3       Notification of ISA by HKFLP.  Within thirty (30) days after a third party has notified HKFLP, in writing, of a claim for which HKFLP claims a right of indemnification, HKFLP will notify ISA and afford ISA the opportunity to assume the defense or settlement of such claim at ISA's own expense with counsel reasonably acceptable to HKFLP.  If HKFLP assumes the defense of such claim, ISA has the right to join in the defense of such claim with counsel of its own choosing and at its own expense.  Notwithstanding the notice requirement provided in this Section 3.3, the right to indemnification under this Agreement shall not be affected by any failure to give or any delay in giving such notice unless, and then only to the extent that, ISA's rights and remedies have been prejudiced.  In no event may HKFLP or the Company settle any claim related to the indemnity provided by Sections 3.1 and 3.2 without the prior written consent of ISA.

3.4       Indemnity by HKFLP of ISA.  HKFLP shall indemnify, defend and hold harmless ISA and each of ISA's directors, officers, agents, accountants, attorneys and representatives from and against any Losses arising out of, resulting from, or relating to or in connection with the Units as the result of any breach of a representation or warranty of HKFLP or the Company in Section 4.1 of this Agreement, subject to Section 6.4.

3.5       Notification of HKFLP by ISA.  Within thirty (30) days after a third party has notified ISA, in writing, of a claim for which ISA claims a right of indemnification, ISA will notify HKFLP and afford HKFLP the opportunity to assume the defense or settlement of such claim at HKFLP's own expense with counsel reasonably acceptable to ISA.  If ISA assumes the defense of such claim, HKFLP has the right to join in the defense of such claim with counsel of its own choosing and at its own expense. Notwithstanding the notice requirement provided in this Section 3.5, the right to indemnification under this Agreement shall not be affected by any failure to give or any delay in giving such notice unless, and then only to the extent that, HKFLP's rights and remedies have been prejudiced.  In no event may ISA settle any claim related to the indemnity provided by Sections 3.4 without the prior written consent of HKFLP.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1       Representations and Warranties of HKFLP and the Company.  Each of HKFLP and, where applicable, the Company hereby covenants, represents and warrants to ISA as follows:

(a)        HKFLP owns good title to the Units.  Such Units constitute all of the outstanding Units of the Company.  All of the Units have been duly authorized and validly issued and are fully paid and nonassessable.  There are no outstanding (i) securities convertible into or exchangeable for Units in the Company, (ii) options, warrants or other rights to purchase or subscribe for Units in the Company, or (iii) contracts, understandings or arrangements relating to the issuance, repurchase or redemption of, or obligating the Company to issue, repurchase or redeem its Units.  None of the Units have been issued in violation of any applicable laws (including securities laws and regulations).

(b)        Each of HKFLP and the Company has full power, authority, and legal right to enter into and perform this Agreement according to the terms hereof and HKFLP has full power, authority and legal right to sell, assign and deliver to ISA good title to the Units.  HKFLP is a family limited partnership duly organized and in existence under the laws of the Commonwealth of Kentucky.  This Agreement is a valid and binding obligation of HKFLP, enforceable in accordance with its terms.

(c)        The Company is a limited liability company duly formed and validly existing under the laws of the Commonwealth of Kentucky and has all requisite limited liability company power and authority to own, lease and operate its property and assets as now owned, leased and operated by it.  The Company has no subsidiaries.

(d)        HKFLP's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not (i) result in the creation or imposition of any lien upon the Units, (ii) violate any provision of the Articles of Organization or Operating Agreement of the Company, (iii) require any consent of any third party, including any governmental entity, other than the consent of the lenders to the Company or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to HKFLP.

(e)        The Company's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not (i) result in the creation or imposition of any lien upon the Real Property, (ii) violate any provision of the Articles of Organization or Operating Agreement of the Company, (iii) require any consent of any third party, including any governmental entity, other than the consent of the lenders to the Company, (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company, or (v) assuming the consent of the lenders to the Company, result in a material violation or breach of or constitute a default under any contract to which the Company is a party or any material permit held by the Company.

(f)        The Company has not engaged in any business activities other than owning the Real Property and leasing the same to ISA.

(g)        There is no action, suit, proceeding, claim or investigation by any person, entity, administrative agency or government body pending or threatened against (i) HKFLP that impedes or is likely to impede its ability to consummate the transactions contemplated by this Agreement or (ii) the Company.

(h)        Neither HKFLP nor the Company has received any written notice of any existing violations of applicable laws (including environmental laws), zoning ordinances, regulations, orders or requirements of departments of building, fire, health, or other municipal departments or other governmental authorities nor has HKFLP or the Company received any written notice of any existing or threatened condemnation or other legal action of any kind involving the Real Property, which have not been cured, remedied or otherwise waived.

(i)         To HKFLP's knowledge, the current use of the Real Property does not violate the zoning classification for the Real Property.

(j)         The Company holds fee simple title to the Real Property, except as set forth on Schedule 4.1(j) which shall be delivered prior to Closing, and does not own other tangible property other than incidental property associated with ownership and operation of the Real Property.

(k)        Neither HKFLP nor the Company has caused any improvements to be made to the Real Property in the last 120 days which have not been paid in full.

(l)         The Company has filed all required tax returns and has no material liabilities (including any indebtedness to third parties).  As used in this subsection (l), material liabilities refer to liabilities of the Company in excess of $50,000.

(m)      The Company has not executed any leases for all or part of the Real Property which are still in effect other than as set forth on Schedule 4.1(m).

(n)        The Company has elected to be treated as a corporation for federal income tax purposes.

(o)        HKFLP is acquiring the shares of ISA Common Stock for its own account, not as nominee or agent, with the present intention of holding such securities for purposes of investment and has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws.

(p)        HKFLP understands that the shares of ISA Common Stock being issued pursuant to this Agreement will not be registered under the federal securities laws and will be "restricted securities" within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

4.2       Representations and Warranties of ISA.  ISA hereby covenants, represents and warrants to HKFLP as follows:

(a)        ISA has full power, authority and legal right to enter into and perform this Agreement according to the terms hereof.  The Audit Committee of the Board of Directors, comprised of independent directors, has voted in favor of, and recommended to the Board of Directors, and the Board of Directors without the participation or vote of Harry Kletter has approved the transaction contemplated by this Agreement.  In addition, a majority of the shareholders have by written consent approved the transaction contemplated by this Agreement.  This Agreement is a valid and binding obligation of ISA, enforceable in accordance with its terms.

(b)        ISA acknowledges and agrees that HKFLP, its representatives, agents and employees have made no representations or warranties, express or implied, written or oral, as to the accuracy or completeness of the records or any other information furnished by or on behalf of HKFLP, except as expressly set forth in this Agreement.  In entering into this Agreement, ISA acknowledges and affirms that it has relied and will rely solely upon its independent analysis, evaluation, investigation and judgment with respect to the business, economic, legal, tax or other consequences of the transactions contemplated by this Agreement.

(c)        There is no action, suit, proceeding, claim or investigation by any person, entity, administrative agency or government body pending or threatened against ISA that impedes or is likely to impede its ability to consummate the transactions contemplated by this Agreement.

(c)        The shares of ISA Common Stock to be issued to HKFLP pursuant to this Agreement will, on the date of issuance and delivery to HKFLP pursuant to this Agreement, be duly authorized, validly issued, fully paid and nonassessable and free of any preemptive rights.

4.3       Tax Covenants of ISA.

(a)        ISA has no plan or written intention (i) to liquidate the Company (or to convert the Company into a "disregarded" entity within the meaning of Treasury Regulation Section 301.7701-3 or a partnership); (ii) to merge the Company with or into another corporation or entity; (iii) to sell or otherwise dispose of its interest in the Company except for transfers of stock permitted under Treasury Regulation Section 1.368-2(k)(1)); or (iv) to cause the Company to sell or otherwise dispose of any of its assets, except for dispositions made in the ordinary course of business or transfers permitted under Treasury Regulation Section 1.368-2(k)(1)).  ISA will not take any of the foregoing actions for a period of one year after the Closing Date.

(b)        Following the Closing, ISA or a member of its "qualified group" (as defined in Treasury Regulation Section 1.368-1(d)(4)(ii)), will continue the "historic business" of the Company or use a "significant portion" of the Company's "historic business assets" in a business, as such terms are used in Treasury Regulation Section 1.368-1(d).

(c)        ISA and the Company shall (i) prepare or cause to be prepared and file or cause to be filed all tax returns for the Company for all periods ending on or prior to the Closing Date that are filed after the Closing Date, and (ii) pay any taxes owed by the Company for all periods ending on or prior to the Closing Date.  ISA and the Company shall permit HKFLP to review and comment on each such tax return described in the preceding sentence prior to filing and shall make such revisions to such tax returns as are reasonably requested by HKFLP.

(d)        ISA and the Company shall be responsible for preparing or causing to be prepared and filing or causing to be filed all tax returns for the Company for all periods ending after the Closing Date, and paying any taxes owed by the Company for all periods ending after the Closing Date.

ARTICLE V

CONDITIONS PRECEDENT

5.1       Conditions Precedent in Favor of HKFLP.  HKFLP's obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 5.1 on or before the Closing Date, or such earlier date as is set forth below.  Each condition may be waived in whole or in part only by written notice of such waiver from HKFLP to ISA.

(a)        ISA shall have performed and complied in all material respects with all of the terms of this Agreement to be performed and complied with by ISA prior to or at the Closing.

(b)        On the Closing Date, the representations of ISA set forth in Section 4.2 shall be true and accurate in all material respects, subject to changes that are caused by the acts or omissions of the Company or its agents, representatives, employees or affiliates, or are a result of the operation of ISA in the normal course of business.

(c)        On or before the Closing Date, HKFLP shall have received satisfactory substitution and releases as referenced in Section 2.5(b) and any other approvals from lenders with approval rights over this transaction.

(d)        HKFLP shall not have terminated this Agreement pursuant to Section 1.1.

5.2       Conditions Precedent in Favor of ISA.  ISA's obligations under this Agreement are subject to the timely fulfillment of the conditions set forth in this Section 5.2 on or before the Closing Date, or such earlier date as is set forth below.  Each condition may be waived in whole or in part only by written notice of such waiver from ISA to HKFLP.

(a)        HKFLP shall have performed and complied in all material respects with all of the terms of this Agreement to be performed and complied with by HKFLP prior to or at the Closing.

(b)        ISA shall have delivered and/or otherwise made available an information statement to ISA shareholders with respect to the transactions contemplated by this Agreement, all in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended.

(c)        On the Closing Date, the representations of HKFLP set forth in this Agreement shall be true and accurate in all material respects, subject to: (i) changes that:  (y) are caused by the acts or omissions of ISA or its agents, representatives, employees or affiliates; or (z) are a result of the operation of the Company and Real Property in the normal course of business; and (ii) casualty or condemnation.

(d)        ISA shall not have terminated this Agreement during the Inspection Period (as hereinafter defined) or pursuant to Section 1.1.

(e)        Any lender holding a lien on the Real Property shall have consented to the transaction.

5.3       Inspection Period.  From the Effective Date through August 7, 2009 (the "Inspection Period"), HKFLP agrees to make available to ISA, or to its duly authorized agents or representatives, for review, all applicable books and records relating to the Company and the Real Property and the operation and maintenance thereof to the extent that such materials are in HKFLP's possession or control.  Such items may be examined at all reasonable times during normal business hours upon prior reasonable notice to HKFLP during the Inspection Period.  In addition, ISA shall have the right to make such investigations, including appraisals, environmental studies, title review and survey review as ISA deems necessary or advisable and shall provide copies of the same to HKFLP.  All information relating to the Real Property, HKFLP or the Company shall be deemed "Confidential Information" for purposes of this Agreement.

ISA shall hold all Confidential Information in confidence and shall not at any time disclose or permit the disclosure of the Confidential Information without HKFLP's prior written consent.  ISA further agrees to use the Confidential Information only for purposes of evaluating this transaction.  Notwithstanding the foregoing, ISA may disclose the Confidential Information (i) to its legal counsel, accountants, lenders and similar third parties that need to review the Confidential Information in connection with the transaction contemplated by this Agreement, and (ii) as may be required by law, including applicable securities laws.  If this Agreement is terminated before the Closing, ISA promptly shall return the Confidential Information to HKFLP and shall not retain copies thereof (except as may be required by law).  The provisions of this paragraph shall survive the Closing or termination of this Agreement.

If ISA is not satisfied with the results of its inspections, then ISA shall have the right to terminate this Agreement at any time during the Inspection Period by delivery of written notice of termination to HKFLP and the Company without any liability to HKFLP or the Company, except as set forth in Section 6.2.  In the absence of such termination ISA shall be deemed satisfied with all of its inspections, including but not limited to the condition of the Company and the Real Property.

ARTICLE VI

MISCELLANEOUS

6.1       Notices.  Any notice or other communication required or permitted to be given under this Agreement will be sufficient if it is in writing, sent to the applicable address set forth below (or as otherwise specified by any party by notice to the other parties in accordance with this Section 6.1) and delivered personally, mailed by certified or registered first-class mail or sent by recognized overnight courier, postage prepaid, and will be deemed given (a) when so delivered personally, (b) if mailed by certified or registered first-class mail, three business days after the date of mailing, or (c) if sent by recognized overnight courier, one day after the date of sending.  Each Party may change its address by notifying the other Party in writing.

If to HKFLP: Harry Kletter Family Limited Partnership 1208 Park Hills Court Louisville, Kentucky 40207 Attention: Harry Kletter	With copy to: Donald J. Kunz, Esq. Honigman Miller Schwartz and Cohn LLP 2290 First National Building 660 Woodward Avenue Detroit, Michigan 48226-3506
If to the Company: 7124 Grade Lane LLC c/o Harry Kletter Family Limited Partnership 1208 Park Hills Court Louisville, Kentucky 40207 Attention: Harry Kletter	With copy to: Donald J. Kunz, Esq. Honigman Miller Schwartz and Cohn LLP 2290 First National Building 660 Woodward Avenue Detroit, Michigan 48226-3506
If to ISA: Industrial Services of America, Inc. 7100 Grade Lane Louisville, Kentucky 40213 Attention: President	With copy to: Alex P. Herrington, Jr. (Mike) Stites & Harbison, PLLC Suite 1800 400 West Market Street Louisville, Kentucky 40202

6.2       Conveyance and Transaction Costs.  ISA shall be solely responsible for (i) all filing and recording of documents related to the transfer of the Units from HKFLP to ISA and for all fees in connection therewith and (ii) whether or not the transaction is consummated, all fees and expenses incurred by any of HKFLP, ISA and the Company in connection with this Agreement.

6.3       Broker's Fees.  Each Party agrees to indemnify and hold the other harmless from and against any claims or causes of action with respect to any commissions, finders' fees, or other remuneration, if any, due to any broker, agent, or finder claiming by, through, or under such Party.  To the knowledge of each Party, there are no such anticipated commissions, finders' fees or other remuneration.

6.4       Survival of Representations and Warranties.  All representations, warranties, covenants, and agreements contained in this Agreement shall survive the Closing; provided that the representations of HKFLP in Section 4.1 shall survive the Closing for one year.  Any claims must be filed by ISA within such one year period or shall be deemed waived.  The Parties have made no representations or warranties except those expressly set forth in this Agreement.

6.5       Amendments and Severability.  No alterations, modifications, amendments, or changes in this Agreement shall be effective or binding unless the same shall be in writing and signed by HKFLP, ISA and the Company.  The provisions of this Agreement will be deemed severable, and if any provision of this Agreement is determined to be illegal or invalid under applicable law, such provision may be changed to the extent reasonably necessary to make the provision, as so changed, legal, valid and binding.  If any provision of this Agreement is determined to be illegal or invalid in its entirety, such illegality or invalidity will have no effect on the other provisions of this Agreement, which will remain valid, operative and enforceable.

6.6       Extension; Waiver.  The Party entitled to the benefit of any respective term or provision of this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other parties to this Agreement, (b) waive any inaccuracies in the representations and warranties of the other Parties contained in this Agreement or (c) waive compliance with any obligation, covenant or agreement of the other Parties contained in this Agreement.  Any agreement with regard to any such extension or waiver will be valid only if set forth in an instrument in writing by the Party granting such extension or waiver.  A waiver or failure to enforce any of the terms or provisions of this Agreement will not in any way affect, limit or waive any Party's rights at any time to enforce strict compliance thereafter with such term and every other term and provision of this Agreement.

6.7       Entire Agreement.  All Schedules and Exhibits referred to in this Agreement are specifically incorporated into this Agreement by reference.  Capitalized terms not otherwise defined in the Schedules or Exhibits to this Agreement will have the meanings given to them in this Agreement.  This Agreement constitutes the exclusive, final and entire agreement between the Parties with regard to the subject matter hereof and supersede all other contemporaneous and prior agreements, understandings and information, whether written or oral, express or implied, between the Parties with regard to the subject matter hereof.

6.8       Assignment.  This Agreement may not be assigned by operation of law or otherwise by any Party without the prior written consent of the other Parties.  This Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

6.9       No Partnership Created.  It is not the purpose or intention of the Parties that this Agreement create (and it shall not be construed as creating) a joint venture, partnership, or any type of association, and the Parties hereto are not authorized to act as agent or principal for each other with respect to any matter related hereto.

6.10     Headings.  The titles and headings in this Agreement have been included solely for ease of reference and shall not be considered in the interpretation or construction of this Agreement.

6.11     No Construction Against Drafter.  This Agreement is being entered into between competent persons, who are experienced in business and represented by counsel, and has been reviewed by the Parties and their counsel.  Therefore, any ambiguous language in this Agreement will not necessarily be construed against any particular Party as the drafter of such language.

6.12     Dispute Resolution.  With respect to any dispute that arises after Closing, either Party may pursue any remedies available in law or equity.

6.13     Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE COMMONWEALTH OF KENTUCKY, EXCLUDING ANY CONFLICT OF LAW RULES WHICH MAY REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION; AND THE VENUE OF ANY ACTION BROUGHT BY EITHER PARTY IN REGARD TO THIS AGREEMENT OR ARISING OUT OF THE TERMS OR CONDITIONS OF THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN STATE OR FEDERAL COURT IN THE COUNTY OF JEFFERSON, KENTUCKY AND BOTH PARTIES HEREBY CONSENT TO THE JURISDICTION OF SUCH COURTS.

6.14     Waiver of Jury Trial.  EACH OF THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED AGREEMENT.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT.

6.15     Publicity.  No Party, unless required to do so by law, shall release any information to the press or other media regarding this Agreement or the transactions contemplated by this Agreement.  If required by law to release information, a Party may do so after having obtained the other Parties' advance written approval of the content and timing of the release, which consent shall not be unreasonably withheld, subject in all cases to the requirements of law, including applicable securities laws.

6.16     Counterparts; Facsimile Signatures.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.  This Agreement may be executed by facsimile signatures.

IN WITNESS WHEREOF, the Parties have caused this Agreement and Plan of Share Exchange to be executed and delivered as of the date first above written.

HARRY KLETTER FAMILY LIMITED PARTNERSHIP, a Kentucky limited partnership

By:
Harry Kletter

Its: General Partner

7124 GRADE LANE LLC, a Kentucky limited liability company By: Harry Kletter Family Limited Partnership, Managing Member

By:

Printed Name:

Title:

INDUSTRIAL SERVICES OF AMERICA, INC.

By:

Printed Name:

Title:

EXHIBIT 2.4 -- Assignment of Membership Units

ASSIGNMENT OF MEMBERSHIP UNITS

            This ASSIGNMENT OF MEMBERSHIP UNITS (this "Assignment") is entered into effective as of _________ __, 2009, by the HARRY KLETTER FAMILY LIMITED PARTNERSHIP, a Kentucky limited partnership ("Assignor") for the benefit of INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation ("Assignee").

Recitals

WHEREAS, Assignor owns 100% of the membership units (the "Assigned Interest") of 7124 Grade Lane LLC, a Kentucky limited liability company (the "Company"); and

            WHEREAS, Assignor desires to assign all of its ownership in the Assigned Interest to Assignee.

            NOW, THEREFORE, in consideration of the premises and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignor hereby agrees as follows:

a.         Assignor does hereby sell, transfer, convey, assign and deliver to Assignee all of Assignor's rights, title and interest in and to the Assigned Interest.

b.         Assignor confirms that the Assigned Interest represents all of its ownership interest in the Company.

c.         This Assignment will be binding upon Assignor and will inure to the benefit of Assignee, and its successors and assigns.

IN WITNESS WHEREOF, Assignor has executed this Agreement as of the date first written above.

ASSIGNOR:
HARRY KLETTER FAMILY LIMITED PARTNERSHIP, a Kentucky limited partnership

By:
Harry Kletter

Its: General Partner

SCHEDULE 4.1(j)

Liens

SCHEDULE 4.1(m)

Leases

1.         Lease Agreement dated January 1, 1998, by and between Industrial Services of America, Inc., as tenant, and K&R Corporation, as landlord (lease covers both 7100 and 7124).

APPENDIX B

AGREEMENT AND PLAN OF SHARE EXCHANGE

This AGREEMENT AND PLAN OF SHARE EXCHANGE (this "Agreement"), dated as of July 16, 2009 (the "Effective Date"), is made by and between the HARRY KLETTER FAMILY LIMITED PARTNERSHIP, a Kentucky limited partnership ("HKFLP"), 7200 GRADE LANE LLC,  a Kentucky limited liability company (the "Company"), and INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation ("ISA").  HKFLP, the Company, and ISA are referred to herein separately as a "Party" and collectively as the "Parties."

R E C I T A L S

A.         HKFLP owns 100% of the membership units (the "Units") in the Company.

B.         The Company owns real property situated in the City of Louisville, Jefferson County, Commonwealth of Kentucky, commonly known as 7200 Grade Lane and certain fixtures located thereon (collectively, the "Real Property").

C.         ISA's common stock, $.005 par value, ("ISA Common Stock") is traded on the NASDAQ stock exchange.

D.        Harry Kletter serves as general partner of HKFLP, which serves as managing member of the Company, and Harry Kletter also serves as Chairman and Chief Executive Officer of ISA, therefore creating an affiliate relationship.

E.         The Real Property, together with certain real property owned by 7124 Grade Lane LLC, a Kentucky limited liability company, is adjacent to real property owned by ISA and ISA occupies such real property and has placed certain of its strategic assets on such Real Property.  ISA has determined that it would be in its best interest to have control over all such Real Property.

F.         ISA desires to acquire, and HKFLP has determined that it would be in its best interest to transfer, the Units in the Company in exchange for shares of ISA Common Stock, in each case on the terms and conditions contained in this Agreement.  The Company, HKFLP, and ISA intend the exchange to qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

Therefore, in consideration of the premises and the mutual covenants and agreements and additional consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

ARTICLE I

EXCHANGE OF SHARES

1.1       Number of Shares.

(a)        HKFLP agrees to transfer to ISA at the Closing all of HKFLP's right, title, and interest in and to the Units, solely in exchange for 367,187 shares of ISA Common Stock based on a price of $6.40 per share of ISA Common Stock.

(b)        In the event the average ISA Common Stock price reported on the NASDAQ stock exchange during the thirty (30) days immediately prior to Closing is less than $3.40 or more than $9.40, either ISA or HKFLP would have the ability to terminate this Agreement by written notice to the other Parties. Such termination shall be without further liability to any Party, except as provided in Section 6.2.

(c)        HKFLP has received an appraisal of the Real Property prepared by Lohan Realty Resources, Inc. dated July 3, 2009.

1.2       Exchange.  Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 2.1), HKFLP shall surrender to ISA its Units in the Company, and ISA shall direct its transfer agent, Registrar & Transfer Company, to issue certificate(s) of ISA Common Stock to be issued in the exchange in accordance with Section 1.1.  Certificate(s) of ISA Common Stock shall be issued and registered to HKFLP, and shall thereafter be transferable in the same manner as otherwise provided for ISA Common Stock, subject to applicable federal and state securities laws.  HKFLP will not be paid dividend payments, if any, paid by ISA until such time as its Units have been exchanged.

ARTICLE II

CLOSING

2.1       Place of Closing.  Upon the terms and conditions set forth in this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") will take place at the offices of Industrial Services of America, Inc. at 7100 Grade Lane, Louisville, Kentucky, or at such other place as the Parties may mutually agree in writing.

2.2       Date of Closing.  The Closing will take place at 10:00 a.m. local time on the second business day after all of the conditions to the Closing have been satisfied (excluding any such conditions that will be satisfied at the Closing), or at such other time as the Parties may mutually agree in writing.  The date on which the Closing actually occurs is referred to as the "Closing Date."

2.3       Effective Time.  The effective time of the transactions contemplated by this Agreement will be at 12:01 a.m. on the Closing Date, Louisville, Kentucky time (the "Effective Time").

2.4       Deliveries by HKFLP.  At the Closing, HKFLP will deliver (or cause to be delivered) the following to ISA:

(a)        an assignment from HKFLP to ISA of the Units, in substantially the form of Exhibit 2.4, duly executed by HKFLP; and

(b)        all other documents, instruments and writings required or contemplated to be delivered by HKFLP at or prior to the Closing pursuant to this Agreement or otherwise in connection with the transactions contemplated by this Agreement.

2.5       Deliveries by ISA.  At the Closing, ISA will deliver (or cause to be delivered) the following to HKFLP:

(a)        ISA Common Stock in accordance with Section 1.2; and

(b)        All other documents, instruments and writings required or contemplated to be delivered by ISA at or prior to the Closing pursuant to this Agreement or otherwise in connection with the transactions contemplated by this Agreement.

ARTICLE III

ASSUMPTION OF OBLIGATIONS

3.1       Release by ISA of HKFLP.  As of the Closing, ISA hereby releases and discharges HKFLP and its affiliates, agents and advisors, and their respective successors and permitted assigns (collectively, the "Released Parties") from any and all claims, demands, suits, actions, causes of action, contracts, debts, sums of money, commissions, damages and rights whatsoever at law or in equity, now existing or that may hereafter accrue in favor of ISA (each, a "Claim") against any of the Released Parties relating to, arising out of or in connection with any facts or circumstances relating to the Company that existed on or prior to the Closing, whether known or unknown, to ISA, other than any such Claim arising under this Agreement.

3.2       Indemnity by ISA of HKFLP.  ISA shall indemnify, defend and hold harmless HKFLP and each of HKFLP's affiliates, agents, accountants, attorneys and representatives from and against any demand, claim, action, cause of action, damage, liability, loss, cost, debt, deficiency, expense, obligation, tax, assessment, public charge, lawsuit, contract, agreement, and undertaking of any kind or nature, whether known or unknown, fixed, actual, accrued or contingent, liquidated or unliquidated, and whether or not asserted by a third party (including, without limitation, interest, penalties, additional federal, state or local taxes, reasonable attorneys' fees and other costs and expenses incident to any transaction, proceedings or investigations or the defense of any claim, whether or not litigation has commenced) ("Losses") arising out of, resulting from, or relating to or in connection with the Units except to the extent that ISA is entitled to indemnification pursuant to Section 3.4.

3.3       Notification of ISA by HKFLP.  Within thirty (30) days after a third party has notified HKFLP, in writing, of a claim for which HKFLP claims a right of indemnification, HKFLP will notify ISA and afford ISA the opportunity to assume the defense or settlement of such claim at ISA's own expense with counsel reasonably acceptable to HKFLP.  If HKFLP assumes the defense of such claim, ISA has the right to join in the defense of such claim with counsel of its own choosing and at its own expense.  Notwithstanding the notice requirement provided in this Section 3.3, the right to indemnification under this Agreement shall not be affected by any failure to give or any delay in giving such notice unless, and then only to the extent that, ISA's rights and remedies have been prejudiced.  In no event may HKFLP or the Company settle any claim related to the indemnity provided by Sections 3.1 and 3.2 without the prior written consent of ISA.

3.4       Indemnity by HKFLP of ISA.  HKFLP shall indemnify, defend and hold harmless ISA and each of ISA's directors, officers, agents, accountants, attorneys and representatives from and against any Losses arising out of, resulting from, or relating to or in connection with the Units as the result of any breach of a representation or warranty of HKFLP or the Company in Section 4.1 of this Agreement, subject to Section 6.4.

3.5       Notification of HKFLP by ISA.  Within thirty (30) days after a third party has notified ISA, in writing, of a claim for which ISA claims a right of indemnification, ISA will notify HKFLP and afford HKFLP the opportunity to assume the defense or settlement of such claim at HKFLP's own expense with counsel reasonably acceptable to ISA.  If ISA assumes the defense of such claim, HKFLP has the right to join in the defense of such claim with counsel of its own choosing and at its own expense. Notwithstanding the notice requirement provided in this Section 3.5, the right to indemnification under this Agreement shall not be affected by any failure to give or any delay in giving such notice unless, and then only to the extent that, HKFLP's rights and remedies have been prejudiced.  In no event may ISA settle any claim related to the indemnity provided by Sections 3.4 without the prior written consent of HKFLP.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1       Representations and Warranties of HKFLP and the Company.  Each of HKFLP and, where applicable, the Company hereby covenants, represents and warrants to ISA as follows:

(a)        HKFLP owns good title to the Units.  Such Units constitute all of the outstanding Units of the Company.  All of the Units have been duly authorized and validly issued and are fully paid and nonassessable.  There are no outstanding (i) securities convertible into or exchangeable for Units in the Company, (ii) options, warrants or other rights to purchase or subscribe for Units in the Company, or (iii) contracts, understandings or arrangements relating to the issuance, repurchase or redemption of, or obligating the Company to issue, repurchase or redeem its Units.  None of the Units have been issued in violation of any applicable laws (including securities laws and regulations).

(b)        Each of HKFLP and the Company has full power, authority, and legal right to enter into and perform this Agreement according to the terms hereof and HKFLP has full power, authority and legal right to sell, assign and deliver to ISA good title to the Units.  HKFLP is a family limited partnership duly organized and in existence under the laws of the Commonwealth of Kentucky.  This Agreement is a valid and binding obligation of HKFLP, enforceable in accordance with its terms.

(c)        The Company is a limited liability company duly formed and validly existing under the laws of the Commonwealth of Kentucky and has all requisite limited liability company power and authority to own, lease and operate its property and assets as now owned, leased and operated by it.  The Company has no subsidiaries.

(d)        HKFLP's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not (i) result in the creation or imposition of any lien upon the Units, (ii) violate any provision of the Articles of Organization or Operating Agreement of the Company, (iii) require any consent of any third party, including any governmental entity, other than the consent of the lenders to the Company or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to HKFLP.

(e)        The Company's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not (i) result in the creation or imposition of any lien upon the Real Property, (ii) violate any provision of the Articles of Organization or Operating Agreement of the Company, (iii) require any consent of any third party, including any governmental entity, other than the consent of the lenders to the Company, (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company, or (v) assuming the consent of the lenders to the Company, result in a material violation or breach of or constitute a default under any contract to which the Company is a party or any material permit held by the Company.

(f)        The Company has not engaged in any business activities other than owning the Real Property and leasing the same to ISA.

(g)        There is no action, suit, proceeding, claim or investigation by any person, entity, administrative agency or government body pending or threatened against (i) HKFLP that impedes or is likely to impede its ability to consummate the transactions contemplated by this Agreement or (ii) the Company.

(h)        Neither HKFLP nor the Company has received any written notice of any existing violations of applicable laws (including environmental laws), zoning ordinances, regulations, orders or requirements of departments of building, fire, health, or other municipal departments or other governmental authorities nor has HKFLP or the Company received any written notice of any existing or threatened condemnation or other legal action of any kind involving the Real Property, which have not been cured, remedied or otherwise waived.

(i)         To HKFLP's knowledge, the current use of the Real Property does not violate the zoning classification for the Real Property.

(j)         The Company holds fee simple title to the Real Property, except as set forth on Schedule 4.1(j) which shall be delivered prior to Closing, and does not own other tangible property other than incidental property associated with ownership and operation of the Real Property.

(k)        Neither HKFLP nor the Company has caused any improvements to be made to the Real Property in the last 120 days which have not been paid in full.

(l)         The Company has filed all required tax returns and has no material liabilities (including any indebtedness to third parties).  As used in this subsection (l), material liabilities refer to liabilities of the Company in excess of $50,000.

(m)      The Company has not executed any leases for all or part of the Real Property which are still in effect other than as set forth on Schedule 4.1(m).

(n)        The Company has elected to be treated as a corporation for federal income tax purposes.

(o)        HKFLP is acquiring the shares of ISA Common Stock for its own account, not as nominee or agent, with the present intention of holding such securities for purposes of investment and has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws.

(p)        HKFLP understands that the shares of ISA Common Stock being issued pursuant to this Agreement will not be registered under the federal securities laws and will be "restricted securities" within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

4.2       Representations and Warranties of ISA.  ISA hereby covenants, represents and warrants to HKFLP as follows:

(a)        ISA has full power, authority and legal right to enter into and perform this Agreement according to the terms hereof.  The Audit Committee of the Board of Directors, comprised of independent directors, has voted in favor of, and recommended to the Board of Directors, and the Board of Directors without the participation or vote of Harry Kletter has approved the transaction contemplated by this Agreement.  In addition, a majority of the shareholders have by written consent approved the transaction contemplated by this Agreement.  This Agreement is a valid and binding obligation of ISA, enforceable in accordance with its terms.

(b)        ISA acknowledges and agrees that HKFLP, its representatives, agents and employees have made no representations or warranties, express or implied, written or oral, as to the accuracy or completeness of the records or any other information furnished by or on behalf of HKFLP, except as expressly set forth in this Agreement.  In entering into this Agreement, ISA acknowledges and affirms that it has relied and will rely solely upon its independent analysis, evaluation, investigation and judgment with respect to the business, economic, legal, tax or other consequences of the transactions contemplated by this Agreement.

(c)        There is no action, suit, proceeding, claim or investigation by any person, entity, administrative agency or government body pending or threatened against ISA that impedes or is likely to impede its ability to consummate the transactions contemplated by this Agreement.

(d)        The shares of ISA Common Stock to be issued to HKFLP pursuant to this Agreement will, on the date of issuance and delivery to HKFLP pursuant to this Agreement, be duly authorized, validly issued, fully paid and nonassessable and free of any preemptive rights.

4.3       Tax Covenants of ISA.

(a)        ISA has no plan or written intention (i) to liquidate the Company (or to convert the Company into a "disregarded" entity within the meaning of Treasury Regulation Section 301.7701-3 or a partnership); (ii) to merge the Company with or into another corporation or entity; (iii) to sell or otherwise dispose of its interest in the Company except for transfers of stock permitted under Treasury Regulation Section 1.368-2(k)(1)); or (iv) to cause the Company to sell or otherwise dispose of any of its assets, except for dispositions made in the ordinary course of business or transfers permitted under Treasury Regulation Section 1.368-2(k)(1)).  ISA will not take any of the foregoing actions for a period of one year after the Closing Date.

(b)        Following the Closing, ISA or a member of its "qualified group" (as defined in Treasury Regulation Section 1.368-1(d)(4)(ii)), will continue the "historic business" of the Company or use a "significant portion" of the Company's "historic business assets" in a business, as such terms are used in Treasury Regulation Section 1.368-1(d).

(c)        ISA and the Company shall (i) prepare or cause to be prepared and file or cause to be filed all tax returns for the Company for all periods ending on or prior to the Closing Date that are filed after the Closing Date, and (ii) pay any taxes owed by the Company for all periods ending on or prior to the Closing Date.  ISA and the Company shall permit HKFLP to review and comment on each such tax return described in the preceding sentence prior to filing and shall make such revisions to such tax returns as are reasonably requested by HKFLP.

(d)        ISA and the Company shall be responsible for preparing or causing to be prepared and filing or causing to be filed all tax returns for the Company for all periods ending after the Closing Date, and paying any taxes owed by the Company for all periods ending after the Closing Date.

ARTICLE V

CONDITIONS PRECEDENT

5.1       Conditions Precedent in Favor of HKFLP.  HKFLP's obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 5.1 on or before the Closing Date, or such earlier date as is set forth below.  Each condition may be waived in whole or in part only by written notice of such waiver from HKFLP to ISA.

(a)        ISA shall have performed and complied in all material respects with all of the terms of this Agreement to be performed and complied with by ISA prior to or at the Closing.

(b)        On the Closing Date, the representations of ISA set forth in Section 4.2 shall be true and accurate in all material respects, subject to changes that are caused by the acts or omissions of the Company or its agents, representatives, employees or affiliates, or are a result of the operation of ISA in the normal course of business.

(c)        On or before the Closing Date, HKFLP shall have received satisfactory substitution and releases as referenced in Section 2.5(b) and any other approvals from lenders with approval rights over this transaction.

(d)        HKFLP shall not have terminated this Agreement pursuant to Section 1.1.

5.2       Conditions Precedent in Favor of ISA.  ISA's obligations under this Agreement are subject to the timely fulfillment of the conditions set forth in this Section 5.2 on or before the Closing Date, or such earlier date as is set forth below.  Each condition may be waived in whole or in part only by written notice of such waiver from ISA to HKFLP.

(a)        HKFLP shall have performed and complied in all material respects with all of the terms of this Agreement to be performed and complied with by HKFLP prior to or at the Closing.

(b)        ISA shall have delivered and/or otherwise made available an information statement to ISA shareholders with respect to the transactions contemplated by this Agreement, all in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended.

(c)        On the Closing Date, the representations of HKFLP set forth in this Agreement shall be true and accurate in all material respects, subject to: (i) changes that:  (y) are caused by the acts or omissions of ISA or its agents, representatives, employees or affiliates; or (z) are a result of the operation of the Company and Real Property in the normal course of business; and (ii) casualty or condemnation.

(d)        ISA shall not have terminated this Agreement during the Inspection Period (as hereinafter defined) or pursuant to Section 1.1.

(e)        Any lender holding a lien on the Real Property shall have consented to the transaction.

5.3       Inspection Period.  From the Effective Date through August 7, 2009 (the "Inspection Period"), HKFLP agrees to make available to ISA, or to its duly authorized agents or representatives, for review, all applicable books and records relating to the Company and the Real Property and the operation and maintenance thereof to the extent that such materials are in HKFLP's possession or control.  Such items may be examined at all reasonable times during normal business hours upon prior reasonable notice to HKFLP during the Inspection Period.  In addition, ISA shall have the right to make such investigations, including appraisals, environmental studies, title review and survey review as ISA deems necessary or advisable and shall provide copies of the same to HKFLP.  All information relating to the Real Property, HKFLP or the Company shall be deemed "Confidential Information" for purposes of this Agreement.

ISA shall hold all Confidential Information in confidence and shall not at any time disclose or permit the disclosure of the Confidential Information without HKFLP's prior written consent.  ISA further agrees to use the Confidential Information only for purposes of evaluating this transaction.  Notwithstanding the foregoing, ISA may disclose the Confidential Information (i) to its legal counsel, accountants, lenders and similar third parties that need to review the Confidential Information in connection with the transaction contemplated by this Agreement, and (ii) as may be required by law, including applicable securities laws.  If this Agreement is terminated before the Closing, ISA promptly shall return the Confidential Information to HKFLP and shall not retain copies thereof (except as may be required by law).  The provisions of this paragraph shall survive the Closing or termination of this Agreement.

If ISA is not satisfied with the results of its inspections, then ISA shall have the right to terminate this Agreement at any time during the Inspection Period by delivery of written notice of termination to HKFLP and the Company without any liability to HKFLP or the Company, except as set forth in Section 6.2.  In the absence of such termination ISA shall be deemed satisfied with all of its inspections, including but not limited to the condition of the Company and the Real Property.

ARTICLE VI

MISCELLANEOUS

6.1       Notices.  Any notice or other communication required or permitted to be given under this Agreement will be sufficient if it is in writing, sent to the applicable address set forth below (or as otherwise specified by any party by notice to the other parties in accordance with this Section 6.1) and delivered personally, mailed by certified or registered first-class mail or sent by recognized overnight courier, postage prepaid, and will be deemed given (a) when so delivered personally, (b) if mailed by certified or registered first-class mail, three business days after the date of mailing, or (c) if sent by recognized overnight courier, one day after the date of sending.  Each Party may change its address by notifying the other Party in writing.

If to HKFLP: Harry Kletter Family Limited Partnership 1208 Park Hills Court Louisville, Kentucky 40207 Attention: Harry Kletter	With copy to: Donald J. Kunz, Esq. Honigman Miller Schwartz and Cohn LLP 2290 First National Building 660 Woodward Avenue Detroit, Michigan 48226-3506
If to the Company: 7200 Grade Lane LLC c/o Harry Kletter Family Limited Partnership 1208 Park Hills Court Louisville, Kentucky 40207 Attention: Harry Kletter	With copy to: Donald J. Kunz, Esq. Honigman Miller Schwartz and Cohn LLP 2290 First National Building 660 Woodward Avenue Detroit, Michigan 48226-3506
If to ISA: Industrial Services of America, Inc. 7100 Grade Lane Louisville, Kentucky 40213 Attention: President	With copy to: Alex P. Herrington, Jr. (Mike) Stites & Harbison, PLLC Suite 1800 400 West Market Street Louisville, Kentucky 40202

6.2       Conveyance and Transaction Costs.  ISA shall be solely responsible for (i) all filing and recording of documents related to the transfer of the Units from HKFLP to ISA and for all fees in connection therewith and (ii) whether or not the transaction is consummated, all fees and expenses incurred by any of HKFLP, ISA and the Company in connection with this Agreement.

6.3       Broker's Fees.  Each Party agrees to indemnify and hold the other harmless from and against any claims or causes of action with respect to any commissions, finders' fees, or other remuneration, if any, due to any broker, agent, or finder claiming by, through, or under such Party.  To the knowledge of each Party, there are no such anticipated commissions, finders' fees or other remuneration.

6.4       Survival of Representations and Warranties.  All representations, warranties, covenants, and agreements contained in this Agreement shall survive the Closing; provided that the representations of HKFLP in Section 4.1 shall survive the Closing for one year.  Any claims must be filed by ISA within such one year period or shall be deemed waived.  The Parties have made no representations or warranties except those expressly set forth in this Agreement.

6.5       Amendments and Severability.  No alterations, modifications, amendments, or changes in this Agreement shall be effective or binding unless the same shall be in writing and signed by HKFLP, ISA and the Company.  The provisions of this Agreement will be deemed severable, and if any provision of this Agreement is determined to be illegal or invalid under applicable law, such provision may be changed to the extent reasonably necessary to make the provision, as so changed, legal, valid and binding.  If any provision of this Agreement is determined to be illegal or invalid in its entirety, such illegality or invalidity will have no effect on the other provisions of this Agreement, which will remain valid, operative and enforceable.

6.6       Extension; Waiver.  The Party entitled to the benefit of any respective term or provision of this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other parties to this Agreement, (b) waive any inaccuracies in the representations and warranties of the other Parties contained in this Agreement or (c) waive compliance with any obligation, covenant or agreement of the other Parties contained in this Agreement.  Any agreement with regard to any such extension or waiver will be valid only if set forth in an instrument in writing by the Party granting such extension or waiver.  A waiver or failure to enforce any of the terms or provisions of this Agreement will not in any way affect, limit or waive any Party's rights at any time to enforce strict compliance thereafter with such term and every other term and provision of this Agreement.

6.7       Entire Agreement.  All Schedules and Exhibits referred to in this Agreement are specifically incorporated into this Agreement by reference.  Capitalized terms not otherwise defined in the Schedules or Exhibits to this Agreement will have the meanings given to them in this Agreement.  This Agreement constitutes the exclusive, final and entire agreement between the Parties with regard to the subject matter hereof and supersede all other contemporaneous and prior agreements, understandings and information, whether written or oral, express or implied, between the Parties with regard to the subject matter hereof.

6.8       Assignment.  This Agreement may not be assigned by operation of law or otherwise by any Party without the prior written consent of the other Parties.  This Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

6.9       No Partnership Created.  It is not the purpose or intention of the Parties that this Agreement create (and it shall not be construed as creating) a joint venture, partnership, or any type of association, and the Parties hereto are not authorized to act as agent or principal for each other with respect to any matter related hereto.

6.10     Headings.  The titles and headings in this Agreement have been included solely for ease of reference and shall not be considered in the interpretation or construction of this Agreement.

6.11     No Construction Against Drafter.  This Agreement is being entered into between competent persons, who are experienced in business and represented by counsel, and has been reviewed by the Parties and their counsel.  Therefore, any ambiguous language in this Agreement will not necessarily be construed against any particular Party as the drafter of such language.

6.12     Dispute Resolution.  With respect to any dispute that arises after Closing, either Party may pursue any remedies available in law or equity.

6.13     Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE COMMONWEALTH OF KENTUCKY, EXCLUDING ANY CONFLICT OF LAW RULES WHICH MAY REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION; AND THE VENUE OF ANY ACTION BROUGHT BY EITHER PARTY IN REGARD TO THIS AGREEMENT OR ARISING OUT OF THE TERMS OR CONDITIONS OF THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN STATE OR FEDERAL COURT IN THE COUNTY OF JEFFERSON, KENTUCKY AND BOTH PARTIES HEREBY CONSENT TO THE JURISDICTION OF SUCH COURTS.

6.14     Waiver of Jury Trial.  EACH OF THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED AGREEMENT.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT.

6.15     Publicity.  No Party, unless required to do so by law, shall release any information to the press or other media regarding this Agreement or the transactions contemplated by this Agreement.  If required by law to release information, a Party may do so after having obtained the other Parties' advance written approval of the content and timing of the release, which consent shall not be unreasonably withheld, subject in all cases to the requirements of law, including applicable securities laws.

6.16     Counterparts; Facsimile Signatures.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.  This Agreement may be executed by facsimile signatures.

IN WITNESS WHEREOF, the Parties have caused this Agreement and Plan of Share Exchange to be executed and delivered as of the date first above written.

HARRY KLETTER FAMILY LIMITED PARTNERSHIP, a Kentucky limited partnership

By:
Harry Kletter

Its: General Partner

7200 GRADE LANE LLC, a Kentucky limited liability company By: Harry Kletter Family Limited Partnership, Managing Member

By:

Printed Name:

Title:

INDUSTRIAL SERVICES OF AMERICA, INC.

By:

Printed Name:

Title:

EXHIBIT 2.4 -- Assignment of Membership Units

ASSIGNMENT OF MEMBERSHIP UNITS

            This ASSIGNMENT OF MEMBERSHIP UNITS (this "Assignment") is entered into effective as of _________ __, 2009, by the HARRY KLETTER FAMILY LIMITED PARTNERSHIP, a Kentucky limited partnership ("Assignor") for the benefit of INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation ("Assignee").

Recitals

WHEREAS, Assignor owns 100% of the membership units (the "Assigned Interest") of 7200 Grade Lane LLC, a Kentucky limited liability company (the "Company"); and

            WHEREAS, Assignor desires to assign all of its ownership in the Assigned Interest to Assignee.

            NOW, THEREFORE, in consideration of the premises and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignor hereby agrees as follows:

a.         Assignor does hereby sell, transfer, convey, assign and deliver to Assignee all of Assignor's rights, title and interest in and to the Assigned Interest.

b.         Assignor confirms that the Assigned Interest represents all of its ownership interest in the Company.

c.         This Assignment will be binding upon Assignor and will inure to the benefit of Assignee, and its successors and assigns.

IN WITNESS WHEREOF, Assignor has executed this Agreement as of the date first written above.

ASSIGNOR:
HARRY KLETTER FAMILY LIMITED PARTNERSHIP, a Kentucky limited partnership

By:
Harry Kletter

Its: General Partner

SCHEDULE 4.1(j)

Liens

SCHEDULE 4.1(m)

Leases

1.         Lease dated April 1, 2004 by and between Industrial Services of America, Inc., as tenant, and Harry Kletter Family Limited Partnership, as landlord.

2.         Lease dated August ___, 2008, by and between Jack Cooper Transport Co., as tenant, and Harry Kletter Family Limited Partnership, as landlord (lease covers 4 acres pursuant to ISA Schedule of Real Estate dated March 27, 2009).